POWER OF ATTORNEY
Allianz Life Insurance Company of North America
        I hereby constitute and appoint Stewart D. Gregg and Erik T. Nelson as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of North America - Registered Life and Annuity Products

Allianz Life Variable Account A 33 Act No.
ValueLife              33-11158
Valuemark Life     33-15464
Life Fund VUL     333-60206
Allianz Life Variable Account B
Valuemark II         33-23035
Valuemark III        33-72046
VIP                       33-76190
Valuemark IV     333-06709
Charter              333-63719
Alterity                333-82329
Rewards            333-95729
Dimensions       333-47886
High Five           333-90260
Charter II            333-101812
High Five Bonus333-111049

Allianz Life Variable Account B 33 Act No.
High Five L                     333-120181
Custom Income             333-126217
Elite                                333-134267
Vision (legacy vers)       333-139701
Connections – (RJ-legacy vers) 333-145866
Retirement Pro              333-166408
Connections – (WF-POS vers) 333-169265
Vision (POS vers)          333-171427
Retirement Advantage    333-180720
Vision (PAS vers)           333-182987
Connections (PAS vers) 333-182989
Index Advantage N-4       333-185866
Allianz Life Insurance Co of North America
Index Advantage S-1             333-185864
Index Advantage S-1 Vers. 2 333-195462
Index Advantage S-1 Vers. 3 333-210666

Signature Title Date

/s/ Jay S. Ralph 20 Apr 2016
Director and Chairman of the Board
Jay S. Ralph

/s/ Walter R. White                                                                                                                                                       4-20-2016
Director, President and Chief Executive Officer
Walter R. White

/s/ Giulio Terzariol                                                                                                                                                       4-20-2016
Director
Giulio Terzariol

                                                                                               Allianz POA - April 2016
                                                                                                            Page 1 of 2

Signature Title Date

/s/ Ronald M. Clark                                                                                                                                                  4-20-2016
Director
Ronald M. Clark

/s/ David L. Conway                                                                                                                                                   4-20-2016
                                                          Director
David L. Conway

/s/ Udo Frank 4-20-2016
Director
Udo Frank

/s/ William E. Gaumond                                                                                                                                             4-20-2016
Director, Senior Vice President, Chief
William E. Gaumond                       Financial Officer and Treasurer

                                                                                                 Allianz POA – April 2016

                                                                                                              Page 2 of 2